Offerings - Offering: 1	Feb. 03, 2026 USD ($) shares $ / shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Series A preferred shares
Amount Registered | shares
Proposed Maximum Offering Price per Unit | $ / shares
Maximum Aggregate Offering Price
Fee Rate
Amount of Registration Fee	$ (0)
Offering Note	Given that this filing combines two prospectus that have previously been declared effective, there are no new securities to be registered.